                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        February 20, 2007
                                                --------------------------------

                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

           NEBRASKA                     333-130343               20-0568230
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska                  68713
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        (Address of Principal Executive Offices)                      (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

| | Written  communications  pursuant to Rule 425 under the Securities  Act
    (17 CFR 230.425)

| | Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR  240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR  240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.

     NEDAK Ethanol, LLC ("Company") has entered into the following agreements:

     A  management  agreement  dated April 13, 2006 with Jerome  Fagerland,  its
President and a Director of the Company. The agreement provides that the Company will pay Mr.  Fagerland  annual  compensation  of  $130,000  for his  service as
General  Manager of the Company.  In addition,  the Company will  reimburse  Mr.
Fagerland for the equivalent  cost of insurance up to $850 a month,  and for his travel expenses.  In the event the Company's ethanol plant construction  project is terminated,  the Company is obligated to pay Mr. Fagerland a severance amount equal to three months' compensation.

     Firm Transportation  Service Agreement dated May 8, 2006 with Kinder Morgan
Interstate Gas Transmission  LLC ("KMIGT"),  which provides that during the term of June  1,  2006  through  May 31,  2017,  KMIGT  will  transport  and  deliver quantities  of natural gas  tendered by the Company and the Company  will pay at
KMIGT's filed rate schedule.

     Ethanol  Marketing  Contract dated November 15, 2006 with Eco-Energy,  Inc.
("Eco-Energy"),  which provides that  Eco-Energy will purchase the entire output of ethanol by the Company and provide  transportation  services to the  Company.
The Company  will pay a monthly fee of $.01 per net gallon of ethanol  purchased by Eco-Energy.  The term commences on the first day of ethanol production at the
Company's facility under  construction,  and located in, Atkinson,  Nebraska and continues  for two  years,  with an  automatic  renewal  of one year  unless the
Company  provides  written  notice at least four months  prior to the end of the initial term.

     Grain Procurement  Agreement dated December 14, 2006 with J.E. Meuret Grain
Co.  ("Meuret"),  Inc., which provides that Meuret will have the exclusive right and  obligation  to provide  the  Company  with No. 2 yellow  corn  meeting  the
Company's  specifications  in  the  full  amount  necessary  for  the  Company's operation of it ethanol facility under  construction,  and located in, Atkinson,
Nebraska. The base price, subject to discounts,  offered by Meurot for the grain to supply the Company will be the posted cash price (the Chicago  Board of Trade listing  less Meuret  posted  basis.  The Company will pay Meuret the base price plus a service fee of $.04 per bushel of grain  delivered.  The initial  term is from  December  14,  2006  until the end of the third year  following  the first delivery of grain and will  automatically  renew for an additional 24 month term at the end of the initial term, or renewal  term,  unless either party  provides written notice six months prior to the end of the term.

     Marketing  Agreement dated January 22, 2007 with Distillers  Grain Services
LLC ("Distillers"), which provides that Distillers will have the exclusive right to purchase from the Company,  and will be obligated to market, all modified wet distiller  grains  ("MWDG")  produced by the  Company at its ethanol  production facility  under  construction.  The term is for an initial  24 months  following three months of start up  operations  of the  facility,  and beginning on a date mutually  agreed by  Distillers  and the Company,  subject to  completion of the facility,  and shall  automatically  renew unless either party provides  written notice 120 days prior to expiration of the term. Under the Marketing  Agreement, the Company will pay  Distillers a marketing  fee equal to $1.50 per ton of MWDG sold at $50 per ton or less, and 3.0% of MWDG tonnage sold over $50 a ton.

     The  Company  has also  agreed  to  certain  cost  changes  respecting  its
Engineering,  Procurement and  Construction  Services Fixed Price Contract dated
August 9, 2006 with Delta-T Corporation (the "Construction Contract").  The cost changes,  effective  October 25, 2006,  November 20, 2006 and December 14, 2006,
collectively  provide for a net  increase  in the costs  under the  Construction
Contract in the amount of $5,292,368.

     Facility  Agreement  dated June 15, 2006 with Kinder  Morgan Inc.  ("KMI"), which provides that KMI will  construct the  facilities  required to provide the
Company with natural gas transportation  service for the Company's ethanol plant located at  Atkinson,  Nebraska  for a fee of  $918,526,  which the  Company has already paid.

     The  information  set forth in Item 2.03  below is  incorporated  herein by reference.

     Item 2.03 Creation of a Direct Financial  Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On February 14, 2007,  the Company  entered into a Master Credit  Agreement
(the  "Credit  Agreement")  with  Farm  Credit  Services  of Grand  Forks,  FLCA
("Lender")  regarding a senior  secured  credit  facility  ("Facility")  for the provision of  construction  and permanent  debt financing for our ethanol plant.
Under  the  Facility,  we  have  the  ability  to  borrow  up to the  lesser  of
$42,500,000 or 50% of project costs to finance the  construction and development of our  ethanol  plant,  with the  Facility  consisting  of a  multiple  advance construction loan (the "Construction  Facility") during the construction period;
and at  construction  completion,  conversion  to a permanent ten year term loan facility (the "Term Facility"), a portion of which can be further converted to a
$10 million revolving term loan (the "Revolving  Facility"),  subject to certain conditions.

     The  interest  rates of the  Facilities  are as follows:  The  Construction
Facility has a variable rate of 3.40% over the 30-day London Interbank Borrowing
Rate ("LIBOR"). Upon conversion to the Term Facility, we may elect, for both the
Term  Facility and the  Revolving  Facility,  a variable  rate of 3.40% over the
30-day LIBOR,  or at any time within five years after such  conversion,  a fixed rate for five  years  equal to the yield of the five year rate with the  Federal
Home  Loan  Bank  of Des  Moines,  Iowa,  plus  3.40%,  and  then  on the  fifth anniversary  of the initial  fixing of the rate,  a fixed rate for the next five years  equal to the  then-current  yield of the five year rate with the  Federal
Home Loan Bank of Des Moines,  Iowa, plus 3.40%. The interest rate applicable to the Term Facility and the Revolving  Facility will be reduced by 0.25% per annum at such time as we reach,  and  maintain  as of the next  fiscal  year end,  65%
owners'  equity  (based on audited  fiscal year end financial  statements  after reduction  for  any  permitted  annual  distribution  declaration),  and  by  an additional 0.25% per annum at such time as we reach, and maintain as of the next fiscal year end, 70% owners' equity (based on fiscal year end audited  financial statements after reduction for any permitted annual  distribution  declaration).
The  interest  rate margin will revert to the  original  rate if owners'  equity falls below 65% or 70% at any interim quarterly reporting period. Other interest rate options are available. Certain fixed rates may include breakage fees.

     During construction, we will pay monthly in arrears accrued interest on the outstanding balance of the Facility.  Following conversion,  we will pay monthly in arrears a level monthly  principal  payment plus accrued interest so that the
Facility is amortized over 120 months. In addition,  certain other payments must be applied to the  Facility.  We are also  required  to make  special  principal payments of 40% of Net Available Cash each year,  upon  submission of our annual financial  statements to Lender;  provided however,  we are not required to make such special principal payments if we maintain an owners' equity ratio of 50%.

     The principal balance of outstanding  borrowings and any accrued and unpaid interest on the Term  Facility  will be due and payable in full on the  maturity date which shall be no later than 120 months from  construction loan conversion, which  shall not be later  than March 1, 2018.  Within  the Term  Facility,  the
Construction  Facility  converts to the Term  Facility on the first of the month following substantial completion, but no later than March 1, 2008. The Revolving
Facility has a maturity no later than December 31, 2017.  In addition,  upon the occurrence of any event of default  under any Facility,  if any event of default continues to exist after the  expiration of any  applicable  grace  period,  the
Lender may accelerate the maturity of the Facility and exercise other  customary rights and remedies.

The  obligations  under the  Facility  are secured by a first  priority  lien on substantially all of our real and personal property.  Prepayment on the Facility is  prohibited  for three  years from  completion  of plant  construction,  then prepayment is permitted with a 1% premium during the fourth year, and thereafter without  premium.  An additional  prepayment  lockout is applicable if the fixed rate option is selected.

     Under  the   Facility,   we  are   required  to  make   certain   customary
representations and are subject to customary affirmative and negative covenants, including  restrictions on our ability to incur debt,  create liens,  dispose of assets, pay distributions and to make capital expenditures, and customary events of default  (including  payment  defaults,  covenant  defaults,  cross defaults, construction  related  defaults  and  bankruptcy  defaults.  The  Facility  also
contains  financial  covenants   including  minimum  working  capital,   certain
reserves,  minimum current assets to current  liabilities,  minimum tangible net worth,  minimum  owners' equity ratio and a minimum fixed charge coverage ratio.
Certain post closing  items are also  required to be completed  prior to funding under the Facility.

A portion of the Facility is being  participated  out to financial  institutions other than the Lender.

     The  descriptions  of the  provisions of the  Facilities set forth above in
Item 2.03 of this Current  Report on Form 8-K are qualified in their entirety by reference to the full and complete terms of such agreements, copies of which are attached to this report as exhibits hereto.  Those agreements include the Credit
Agreement,  First and Second  Supplements  to the Credit  Agreement,  a Security
Agreement  and a Deed of Trust,  Security  Agreement,  Assignment  of Leases and
Rents and Fixture Financing Statement, all dated February 14, 2007.

     Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits

          10.1   Management Agreement dated April 13, 2006 with Jerome Fagerland
          10.2   Firm Transportation Service  Agreement  dated  May 8, 2006 with
                 Kinder Morgan Interstate Gas Transmission LLC
          10.3   Ethanol  Marketing  Agreement  dated  November  15,  2006  with
                 Eco-Energy, Inc.
          10.4   Grain  Procurement Agreement dated  December 14, 2006 with J.E.
                 Meuret Grain Co., Inc.
          10.5   Marketing  Agreement  dated  January  22, 2007  with Distillers
                 Grain Services LLC
          10.6   Change Orders  dated October 25,  2006,  November  20, 2006 and
                 December 14, 2006 to Engineering, Procurement and  Construction
                 Services Fixed Price Contract dated August 9, 2006 with Delta-T
                 Corporation.
          10.7   Engineering, Procurement and Construction  Services Fixed Price
                 Contract dated August 9, 2006 with Delta-T Corporation.(1)
          10.8   Facility Agreement dated June 15, 2006 with Kinder Morgan Inc.
          10.9   Master  Credit  Agreement  dated  February 14, 2007  with  Farm
                 Credit Services of Grand Forks, FLCA
          10.10  First Supplement to the Master Credit  Agreement dated February
                 14, 2007 with Farm Credit Services of Grand Forks, FLCA
          10.11  Second Supplement to the Master Credit Agreement dated February
                 14, 2007 with Farm Credit Services of Grand Forks, FLCA
          10.12  Security  Agreement dated  February  14,  2007 with Farm Credit
                 Services of Grand Forks, FLCA
          10.13  Deed of Trust, Security  Agreement,  Assignment  of Leases  and
                 Rents and Fixture  Financing  Statement dated February 14, 2007 in favor of Lawyers Title Insurance Corporation for the benefit of Farm Credit Services of Grand Forks, FLCA

          (1)    Incorporated  by  reference  to  Exhibit 10.2  filed  with  the
                 Registrant's Form 10-QSB filed November 20, 2006.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  February 20, 2007

                                            NEDAK ETHANOL, LLC

                                            By:      /s/ Jerome Fagerland
                                                --------------------------------
                                                Jerome Fagerland
                                                President

                                  Exhibit Index

Exhibit
Number          Description

10.1            Management  Agreement dated April 13, 2006 with Jerome Fagerland
10.2            Firm  Transportation Service  Agreement  dated  May 8, 2006 with
                Kinder Morgan Interstate Gas Transmission LLC
10.3            Ethanol  Marketing  Agreement  dated   November  15,  2006  with
                Eco-Energy, Inc.
10.4            Grain  Procurement  Agreement dated  December 14, 2006 with J.E.
                Meuret Grain Co., Inc.
10.5            Marketing  Agreement  dated  January  22, 2007  with  Distillers
                Grain Services LLC
10.6            Change Orders  dated  October 25,  2006,  November  20, 2006 and
                December 14, 2006 to  Engineering, Procurement and  Construction
                Services Fixed Price Contract dated August 9, 2006  with Delta-T
                Corporation.
10.7            Engineering, Procurement and Construction  Services Fixed  Price
                Contract dated August 9, 2006 with Delta-T Corporation.(1)
10.8            Facility  Agreement dated June 15, 2006 with Kinder Morgan Inc.
10.9            Master  Credit  Agreement  dated  February  14, 2007  with  Farm
                Credit Services of Grand Forks, FLCA
10.10           First Supplement to the Master  Credit  Agreement dated February
                14, 2007 with Farm Credit Services of Grand Forks, FLCA
10.11           Second  Supplement to the Master Credit Agreement dated February
                14, 2007 with Farm Credit Services of Grand Forks, FLCA
10.12           Security  Agreement dated  February  14,  2007 with Farm Credit
                Services of Grand Forks, FLCA
10.13           Deed of  Trust, Security  Agreement,  Assignment  of Leases  and
                Rents and  Fixture  Financing  Statement dated February 14, 2007 in favor of Lawyers  Title Insurance Corporation for the benefit of Farm  Credit Services of Grand Forks, FLCA

(1)  Incorporated by reference to Exhibit 10.2 filed with the Registrant's  Form
10-QSB filed November 20, 2006.